[PRUDENTIAL LOGO]                                STRATEGIC PARTNERS ADVISOR(SM)
                                                   VARIABLE ANNUITY APPLICATION

Pruco Life Insurance Company of New Jersey,
a Prudential company                  Flexible Payment Variable Deferred Annuity

--------------------------------------------------------------------------------

/ /             On these pages, I, you, and your refer to the contract owner.
                We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.

--------------------------------------------------------------------------------

/1/ CONTRACT    Contract number (if any) 1 2 3 4 5 6 7 8 9
    OWNER                                -----------------
    INFORMATION /X/ Individual / / Corporation / / UGMA/UTMA / / Other

                TRUST: / / Grantor / / Revocable / / Irrevocable
                              TRUST DATE (mo., day, year)
                                                          -- -- ----

                Name of owner (first, middle initial, last name)
                JOHN DOE
                ---------------------------------------------------------------

                Street                                                   Apt.
                123 MAIN STREET
                -------------------------------------------------------- ------

                City                                   State     ZIP code
                ANYTOWN                                NY        07101-0000
                -------------------------------------- --------  ----------

                Social Security number/TIN   Date of birth (mo., day, year)
                123456789                    04 25 1948
                ---------                    -- -- ----

                                                               Telephone number
                                                               888-555-5555
                                                               ------------

                / / Female    /X/ U.S. citizen    / / I am not a U.S. citizen or
                /X/ Male      / / Resident alien      resident alien. I am a
                                                      citizen of

                                                      --------------------------

                If a corporation or trust is indicated above, please check the following as it applies.
                / / Tax-exempt entity under IRS Code 501
                / / Trust acting as agent for an individual under IRS Code 72(u)

--------------------------------------------------------------------------------

/2/ ANNUITANT   This section must be completed only if the annuitant is not the
    INFORMATION owner or if the owner is a trust or a corporation.
    (if
    different   Name of annuitant (first, middle initial, last name)
    than the
    owner)      ----------------------------------------------------------------

                Street (Leave address blank if same as owner.)          Apt.

                ------------------------------------------------------  --------

                City                                   State     ZIP code

                -------------------------------------- --------  ----------

                Social Security number/TIN   Date of birth     Telephone
                                             (mo., day, year)  number

                ---------                    -- -- ----        --- --- ----

                / / Female    / / U.S. citizen    / / I am not a U.S. citizen or
                / / Male      / / Resident alien      resident alien. I am a
                                                      citizen of

                                                      --------------------------

--------------------------------------------------------------------------------
Pruco Corporate Office: Pruco Life Insurance Company of New Jersey,
                                                                Newark, NJ 07102
---------------------
 ORD 99668 New York                Page 1 of 6                        Ed. 5/2001
---------------------

3. CO-ANNUITANT INFORMATION (if any) Do not complete if you are opening an IRA.

     Name of co-annuitant (first, middle initial, last name)


     Social Security number/TIN    Date of birth (mo., day, year)


     Telephone number


     / / Female      / / U.S. citizen   / / I am not a U.S. citizen or resident
                                            alien. I am a citizen of
     / / Male        / / Resident alien

--------------------------------------------------------------------------------

4. BENEFICIARY INFORMATION (Please add additional beneficiaries in section 15.)

     /X/ PRIMARY CLASS

     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

     Mary Doe

     TRUST:  / / Revocable   / / Irrevocable

     Trust date (mo., day, year)

     Beneficiary's relationship to owner  SPOUSE

     CHECK ONLY ONE:  / / Primary class   / / Secondary class

     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

     TRUST:  / / Revocable   / / Irrevocable

     Trust date (mo., day, year)

     Beneficiary's relationship to owner

--------------------------------------------------------------------------------

5. DEATH BENEFIT

     Check one of the following two Death Benefit options.

     /x/ Basic Death Benefit.

     / / Enhanced Death Benefit (annual Step-Up).

--------------------------------------------------------------------------------

6. TYPE OR PLAN AND SOURCE OF FUNDS (minimum of $10,000)

     PLAN TYPE. Check only one:

     /x/ Non-qualified   / / Traditional IRA

     ---------------------------------------------------------------------------

     SOURCE OF FUNDS. Check all that apply:

     /x/ Total amount of the check(s) included with this
         application. (Make checks payable to Prudential.)   $    10,000.00

     / / IRA Rollover                                        $  ,   ,   .

     If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

     $  ,   ,      Year                      $  ,   ,      Year

     / / 1035 Exchange (non-qualified only),
         estimated amount:                        $  ,   ,   ,   .

     / / IRA Transfer (qualified), estimated
         amount:                                  $  ,   ,   ,   .

     / / Direct Rollover (qualified),
         estimated amount:                        $  ,   ,   ,   .

--------------------------------------------------------------------------------
                                  Page 2 of 6
ORD 99668 NEW YORK                                                    Ed. 5/2001

[7] PURCHASE PAYMENT ALLOCATION(S)

Please write in the percentage of your payment that you want to allocate to the following options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

VARIABLE INVESTMENT                       OPTION              VARIABLE INVESTMENT                             OPTION
OPTIONS                                   CODES      %        OPTIONS (continued)                             CODES         %
[Prudential Global Portfolio              GLEQ      50        SP Growth Asset Allocation Portfolio            GRWAL
Prudential Jennison Portfolio             GROWTH    50        SP INVESCO Small Company Growth Portfolio       VIFSG
Prudential Money Market Portfolio         MMKT                SP Jennison International Growth Portfolio      JENIN
Prudential Stock Index Portfolio          STIX                SP Large Cap Value Portfolio                    LRCAP
SP Aggressive Growth Asset                AGGGW               SP MFS Capital Opportunities Portfolio          MFSCO
  Allocation Portfolio
SP AIM Aggressive Growth Portfolio        AIMAG               SP MFS Mid Cap Growth Portfolio                 MFSMC
SP AIM Growth and Income Portfolio        AIMGI               SP PIMCO High Yield Portfolio                   HIHLD
SP Alliance Large Cap Growth Portfolio    LARCP               SP PIMCO Total Return Portfolio                 RETRN
SP Alliance Technology Portfolio          ALLTC               SP Prudential U.S. Emerging Growth Portfolio    EMRGW
SP Balanced Asset Allocation Portfolio    BALAN               SP Small/Mid Cap Value Portfolio                SMDVL
SP Conservative Asset Allocation          CONSB               SP Strategic Partners Focus Growth Portfolio    STRPR
  Portfolio
SP Davis Value Portfolio                  VALUE               Janus Aspen Series Growth Portfolio-            JANSR]
                                                                Service Shares
SP Deutsche International Equity          DEUEQ               TOTAL                                                     100%
  Portfolio

[8] DOLLAR COST AVERAGING PROGRAM

[ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.


TRANSFER FROM:

Option code:      MMKT   $   ,     ,       .       OR        %
                ------    ---   ---     ---   --          ----
TRANSFER FREQUENCY: [ ]Annually   [ ]Semiannually   [ ]Quarterly   [ ]Monthly


TRANSFER TO:

The total of the two columns must equal 100 percent.

OPTION CODE         PERCENT        OPTION CODE         PERCENT
-----------         -------        -----------         -------
                          %                                  %
                          %                                  %
                          %                                  %

I understand that the transfer will continue until: (1) I terminate the program;
(2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

                                  Page 3 of 6
ORD 99668 NEW YORK                                                    Ed. 5/2001

================================================================================
9 AUTO-         [ ] AUTO-REBALANCING: I want to maintain my allocation
  REBALANCING       percentages. Please have my portfolio mix automatically
                    adjusted as allocated in section 7 under my variable investment options.

                    Adjust my portfolio: [ ] Annually  [ ] Semiannually
                                         [ ] Quarterly [ ] Monthly

                    Please specify the start date if different than the contract
                    date: [ | ] [ | ] [ | | | ]
                          month  day  year
================================================================================
10 AUTOMATED    [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS      withdrawals from my annuity contract.

                    Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                    NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

================================================================================
11 AGGREGATION  [ ] I have purchased another non-qualified annuity from
   (non-            Prudential or an affiliated company this calendar year.
   qualified
   annuities        Contract number [ | | | | | | | | ]
   only)
================================================================================
12 REPLACEMENT  THIS SECTION MUST BE COMPLETED.
   (Please
   enter        Will the proposed annuity contract replace any existing
   additional   insurance policy(ies) or annuity contract(s)?
   comments in
   section 15.) [ ] Yes   [X] No

                If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                Company name
                [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]

                Policy or contract number   Year of issue (mo., day, year)
                [ | | | | | | | | ]         [ | ] [ | ] [ | | | ]

                Name of plan (if applicable)
                [ | | | | | | | | | ]

                THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                [ ] Yes   [X] No

================================================================================

13 SIGNATURE(S) If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                No representative can make or change a contract or waive any of the rights.

                I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.


                                                                     (continued)
================================================================================
ORD 99668 New York                Page 4 of 6                         Ed. 5/2001

13 SIGNATURE(S)     [ ] If this application is being signed at the time the
   (continued)          contract is delivered, I acknowledge receipt of the
                        contract.

                    [ ] Check here to request a Statement of Additional
                        Information.

                    MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                    I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                    By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

OWNER'S TAX CERTIFICATION

--------------------------------------------------------------------------------
Under penalty of perjury, I certify that the taxpayer identification number
(TIN) I have listed on this form is my correct taxpayer identification number.
I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
--------------------------------------------------------------------------------
       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
                          TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.

X  John Doe                                                |0|5| |0|4| |2|0|0|1|
 -------------------------------------------------         ----- ----- ---------
 Contract owner's signature and date                       MONTH  DAY    YEAR

X  John Doe                                                |0|5| |0|4| |2|0|0|1|
 -------------------------------------------------         ----- ----- ---------
 Annuitant's signature (if applicable) and date            MONTH  DAY    YEAR

X                                                          | | | | | | | | | | |
 -------------------------------------------------         ----- ----- ---------
 Co-annuitant's signature (if applicable) and date         MONTH  DAY    YEAR


   AnyTown, NY
 -------------------------------------------------
 Signed at (city, state)




--------------------------------------------------------------------------------
                                  Page 5 of 6
ORD 99668 NEW YORK                                                    Ed. 5/2001

14
________________________________________________________________________________
Represen-     This application is submitted in the belief that the purchase of
tative's      this contract is appropriate for the applicant based on the
Signature(s)  information provided and as reviewed with the applicant.
              Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

              The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

      Richard Roe                             123456789
      ---------------                         ---------
      Representative's name (Please print)    Rep's contract/FA number


    X Richard Roe                             05/04/2001
      ---------------                         ----------
      Representative's signature and date     month day year



      ---------------                         ---------
      Second Representative's name            Rep's contract/FA number
      (Please print)

    X
      ---------------                         ----------
      Second Representative's signature       month day year
       and date

      SunnyTown - SNTN                        888 555-5555
      --------------------                    ------------
      Branch/field office name and code       Representative's telephone number


15
________________________________________________________________________________
Additional
Remarks       __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________





________________________________________________________________________________
     Standard   Prudential Annuity               Overnight   Prudential Annuity
     mail to:     Service Center                 mail to:      Service Center
                PO Box 7590                                  2101 Welsh Road
                Philadelphia, PA 19101                       Dresher, PA 19025

     If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
________________________________________________________________________________

ORD 99668 New York -                  Page 6 of 6         Ed. 5/2001

[PRUDENTIAL LOGO]                               STRATEGIC PARTNERS ADVISOR(SM)
                                                  VARIABLE ANNUITY APPLICATION

Pruco Life Insurance Company of New Jersey, a Prudential company

                                      Flexible Payment Variable Deferred Annuity

--------------------------------------------------------------------------------

On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.

--------------------------------------------------------------------------------
1 CONTRACT    Contract number (if any)  123456789
  OWNER                                  ---------
  INFORMATION [X] Individual [ ] Corporation [ ] UGMA/UTMA [ ] Other
              TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable
              TRUST DATE (mo., day, year) -- -- ----

              Name of owner (first, middle initial, last name)
              JOHN DOE
              -------------------------------------------------------

              Street                                             Apt.
              123 MAIN STREET
              -----------------------------------------------    ----

              City                 State     ZIP code
              ANYTOWN              NY        07101-0000
              -----------------    --        ----- ----

              Social Security number/TIN  Date of birth (mo., day, year)
              1234567                     04 25 1948
              -------                     -- -- ----


              Telephone number
              888 555-5555
              --- --- ----

              [ ] Female      [X] U.S. citizen       [ ] I am not a U.S. citizen
              [X] Male        [ ] Resident alien     or resident alien. I am a
                                                     citizen of
                                                     --------------------------

              If a corporation or trust is indicated above, please check the following as it applies.

              [ ] Tax-exempt entity under IRS Code 501   [ ] Trust acting as
                                                         agent for an individual
                                                         under IRS Code 72(u)

-------------------------------------------------------------------------------
2 ANNUITANT   This section must be completed only if the annuitant is not the
  INFORMATION owner or if the owner is a trust or a corporation.
  (if
  different   Name of annuitant (first, middle initial, last name)
  than the
  owner)      -----------------------------------------------------------------

              Street (Leave address blank if same as owner.)               Apt.

              -------------------------------------------------------      ----

              City                 State          ZIP code
                                                       -
              ------------------   --             ----- ----

              Social Security number/TIN          Date of birth (mo., day, year)

              ---------                           -- -- ----

              Telephone number
                     -
              --- --- ----

              [ ] Female      [ ] U.S. citizen       [ ] I am not a U.S. citizen
              [ ] Male        [ ] Resident alien     or resident alien. I am a
                                                     citizen of
                                                     --------------------------

-------------------------------------------------------------------------------
Pruco Corporate Office: Pruco Life Insurance Company of New Jersey,
Newark, NJ 07102

ORD 99668 New York - Third Party  Page 1 of 6             Ed. 5/2001 Third Party

===============================================================================
3 CO-ANNUITANT   Name of co-annuitant (first, middle initial, last name)
  INFORMATION
  (if any)       --------------------------------------------------------------
  Do not         Social Security number/TIN  Date of birth (mo., day, year)
  complete if
  you are        ---------                   -- -- ----
  opening        Telephone number
  an IRA.               -
                 --- --- ----

                 [ ] Female   [ ] U.S. Citizen    [ ] I am not a U.S. citizen
                 [ ] Male     [ ] Resident alien      or resident alien.
                                                      I am a citizen of

                                                      -------------------------

===============================================================================
4 BENEFICIARY    [X] PRIMARY CLASS
  INFORMATION
  (Please add    Name of beneficiary (first, middle initial, last name) If
  additional     trust, include name of trust and trustee's name.
  beneficiaries  MARY DOE
  in section     --------------------------------------------------------------
  15.)           TRUST: [ ] Revocable [ ] Irrevocable

                 Trust date (mo., day, year) -- -- ----

                 Beneficiary's relationship to owner  SPOUSE
                                                      ------------------

                 CHECK ONLY ONE:  [ ] Primary class  [ ] Secondary class

                 Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                 --------------------------------------------------------------

                 TRUST: [ ] Revocable [ ] Irrevocable

                 Trust date (mo., day, year) -- -- ----

                 Beneficiary's relationship to owner
                                                      ------------------

================================================================================
5 DEATH          Check one of the following two Death Benefit options.
  BENEFIT
                 [x] Basic Death Benefit.
                 [ ] Enhanced Death Benefit (annual Step-Up).

================================================================================
6 TYPE OF        PLAN TYPE. Check only one:
  PLAN AND       [x] Non-qualified  [ ] Traditional IRA
  SOURCE OF      ---------------------------------------------------------------
  FUNDS          SOURCE OF FUNDS. Check all that apply:
  (minimum of
  $10,000)       [x] Total amount of the check(s) included with
                     this application. (Make checks payable to
                     Prudential.)                                 $10,000.00

                 [ ] IRA Rollover                                 $--,---,---.--

                 If Traditional IRA new contribution(s) for the
                 current and/or previous year, complete the
                 following:
                                $-,---.-- Year ----          $-,---.-- Year ----

                 [ ] 1035 Exchange (non-qualified only),
                     estimated amount:                            $--,---,---.--

                 [ ] IRA Transfer (qualified), estimated amount:  $--,---,---.--

                 [ ] Direct Rollover (qualified), estimated
                     amount:                                      $--,---,---.--

________________________________________________________________________________


ORD 99668 New York - Third Party  Page 2 of 6             Ed. 5/2001 Third Party

-----------------------------------------------------------------------------
7  PURCHASE       Please write in the percentage of your payment that you want
   PAYMENT        to allocate to the following options. The total must equal 100
   ALLOCATION(S)  percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                  THE APPLICANT MUST INITIAL THE CHANGES.


                                        OPTION                                                        OPTION
VARIABLE INVESTMENT OPTIONS             CODES      %    VARIABLE INVESTMENT OPTIONS (continued)       CODES    %
-------------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio             GLEQ      50    SP Growth Asset Allocation Portfolio          GRWAL
-------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio           GROWTH    50    SP INVESCO Small Company Growth Portfolio     VIFSG
-------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio       MMKT            SP Jennison International Growth Portfolio    JENIN
-------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio        STIX            SP Large Cap Value Portfolio                  LRCAP
-------------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset              AGGGW           SP MFS Capital Opportunities Portfolio        MFSCO
 Allocation Portfolio
-------------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio      AIMAG           SP MFS Mid Cap Growth Portfolio               MFSMC
-------------------------------------------------------------------------------------------------------------------
SP AIM Growth and Income Portfolio      AIMGI           SP PIMCO High Yield Portfolio                 HIHLD
-------------------------------------------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio  LARCP           SP PIMCO Total Return Portfolio               RETRN
-------------------------------------------------------------------------------------------------------------------
SP Alliance Technology Portfolio        ALLTC           SP Prudential U.S. Emerging Growth Portfolio  EMRGW
-------------------------------------------------------------------------------------------------------------------
SO Balanced Asset Allocation Portfolio  BALAN           SP Small/Mid Cap Value Portfolio              SMDVL
-------------------------------------------------------------------------------------------------------------------
SP Conservative Asset Allocation        CONSB           SP Strategic Partners Focus Growth Portfolio  STRPR
  Portfolio
-------------------------------------------------------------------------------------------------------------------
SP Davis Value Portfolio                VALUE           Janus Aspen Series Growth Portfolio -         JANSR
                                                        Service Shares
-------------------------------------------------------------------------------------------------------------------
SP Deutsche International Equity        DEUEQ           TOTAL                                                  100%
  Portfolio
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8  DOLLAR COST   [ ] DOLLAR COST AVERAGING: I authorize Prudential to
   AVERAGING         automatically transfer funds as indicated below.
   PROGRAM
                     TRANSFER FROM:

                     Option code:        MMKT  $  ,   ,   .     or       %
                                   ----------   -- --- --- --       -----

                     TRANSFER FREQUENCY:  [ ] Annually   [ ] Semiannually
                                          [ ] Quarterly  [ ] Monthly

                     TRANSFER TO:

                     The total of the two columns must equal 100 percent.

                     OPTION CODE         PERCENT           OPTION CODE       PERCENT
                                                 %                                 %
                     ----------          --------          -----------       ------
                                                 %                                 %
                     ----------          --------          -----------       ------
                                                 %                                 %
                     ----------          --------          -----------       ------

                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

--------------------------------------------------------------------------------
ORD 99668 New York - Third Party   Page 3 of 6            Ed. 5/2001 Third Party

====================================================================================================================================
 9 AUTO-             / / AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
   REBALANCING           adjusted as allocated in section 7 under my variable investment options.

                         Adjust my portfolio:   / / Annually   / / Semiannually   / / Quarterly   / / Monthly

                         Please specify the start date if different than the contract date: /_/_/  /_/_/  /_/_/_/_/
                                                                                            month  day    year
====================================================================================================================================
10 AUTOMATED         / / AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.
   WITHDRAWALS
                         Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form
                         (P-ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                         NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE
                         MATURITY DATE THE CONTRACT MUST ANNUITIZE.

====================================================================================================================================
11 AGGREGATION       / / I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.
   (non-qualified
   annuities only)   Contract number /_/_/_/_/_/_/_/_/_/

====================================================================================================================================
12 REPLACEMENT       THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional        Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   comments in
   section 15.)      / / Yes   /X/ No

                     If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name /_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/_/

                     Policy or contract number     Year of issue (mo., day, year)     Name of plan (if applicable)
                     /_/_/_/_/_/_/_/_/_/           /_/_/  /_/_/  /_/_/_/_/            /_/_/_/_/_/_/_/_/_/_/

                     THIS QUESTION MUST BE COMPLETED BY THE FINANCIAL PROFESSIONAL.

                     Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                     / / Yes   /X/ No

====================================================================================================================================
13 SIGNATURE(S)      If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative can make or change a contract or waive any of the rights.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                                                                                                                         (continued)
====================================================================================================================================
ORD 99668 New York - Third Party                             Page 4 of 6                                      Ed. 5/2001 THIRD PARTY

________________________________________________________________________________
13  SIGNATURE(s)       [ ] If this application is being signed at the time the
    (continued)            contract is delivered, I acknowledge receipt of the
                           contract.

                       [ ] Check here to request a Statement of Additional
                           Information.

                       MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                       I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                       By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                       OWNER'S TAX CERTIFICATION
                       _________________________________________________________
                       Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
                       _________________________________________________________
                          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                       CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                         CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                       _________________________________________________________
                       We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                       I hereby certify that all the information contained in this application is complete and true to the best of my knowledge

                /s/ John Doe                                           05/04/2001
                ------------------------------------------------      --------------
                Contract owner's signature and date                   month day year


               /s/ John Doe                                            05/04/2001
               -------------------------------------------------      --------------
               Annuitant's signature (if applicable) and date         month day year



               -------------------------------------------------      --------------
               Co-annuitant's signature (if applicable) and date      month day year


               Anytown, NY
               -------------------------------------------------
               Signed at (city, state)

________________________________________________________________________________
ORD 99668 New York -- Third Party   Page 5 of 6           Ed. 5/2001 Third Party

________________________________________________________________________________
14 Financial      This application is submitted in the belief that the purchase
   Professional's of this contract is appropriate for the applicant based on the
   Signature(s)   information provided and as reviewed with the applicant.
                  Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                  The financial professional hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                  /s/ Richard Roe                      123456789
                  ---------------                      ---------
                  Financial professional's name        Firm FA contract number
                  (Please print)

                                                       987654321
                                                       ---------
                                                       Prudential contract
                                                       number

                X /s/ Richard Roe                      05/04/2001
                  ---------------                      ----------
                  Financial professional's signature   month day year
                  and date



                  ---------------                      ---------
                  Second financial professional's      Firm FA contract number
                  name (Please print)


                                                       ---------
                                                       Prudential contract
                                                       number

                X
                  ---------------                      ----------
                  Second financial professional's      month day year
                  signature and date

                  SunnyTown - SNTN                     888 555-5555
                  -----------------------------        ------------
                  Branch name and code                 Financial professional's
                                                       telephone number

________________________________________________________________________________
15 Additional
   Remarks        ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________




________________________________________________________________________________
Standard  Prudential Annuity              Overnight  Prudential Annuity
mail to:  Service Center                  mail to:   Service Center
          Third Party                                Third Party
          PO Box 8210                                2101 Welsh Road
          Philadelphia, PA 19101                     Dresher, PA 19025

If you have any questions, please call the Prudential Annuity Service Center at
(888) 778-5970 for customers, or (888) 778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
________________________________________________________________________________
ORD 99668 New York -- Third Party   Page 6 of 6           Ed. 5/2001 Third Party

                                                                              NY

                  MEMORANDUM DESCRIBING THE VARIABLE MATERIAL
                CONTAINED IN APPLICATION FORM ORD 99668-NEW YORK
                       AND ORD 99668-NEW YORK-THIRD PARTY


SECTION 7. PURCHASE PAYMENT ALLOCATION

The allocation options have been bracketed to indicate that they are illustrative, i.e., we may rename, add to, delete from, or substitute other allocation options for those shown in the application.